                                                                    EXHIBIT 99.3

                                 USG CORPORATION
                              CORE BUSINESS RESULTS
                              (dollars in millions)
                                   (Unaudited)

                                                     THREE MONTHS               TWELVE MONTHS
                                                  ENDED DECEMBER 31,          ENDED DECEMBER 31,
                                                ----------------------      ----------------------
                                                  2002          2001          2002          2001
                                                --------      --------      --------      --------
Net Sales:

North American Gypsum:
U.S. Gypsum Company                                  474           460         1,962         1,781
CGC Inc. (gypsum)                                     55            52           217           204
Other subsidiaries*                                   37            32           137           118
Eliminations                                         (43)          (39)         (165)         (153)
                                                --------      --------      --------      --------
Total                                                523           505         2,151         1,950
                                                --------      --------      --------      --------

WORLDWIDE CEILINGS:
USG Interiors, Inc.                                  102           105           450           475
USG International                                     44            48           176           210
CGC Inc. (ceilings)                                   10             9            40            40
Eliminations                                         (14)          (13)          (56)          (65)
                                                --------      --------      --------      --------
Total                                                142           149           610           660
                                                --------      --------      --------      --------

BUILDING PRODUCTS DISTRIBUTION:
L&W Supply Corporation                               302           285         1,200         1,152
                                                --------      --------      --------      --------

Eliminations                                        (116)         (117)         (493)         (466)
                                                --------      --------      --------      --------
Total USG Corporation                                851           822         3,468         3,296
                                                ========      ========      ========      ========


Operating Profit (Loss):

North American Gypsum:
U.S. Gypsum Company                                   47            46           211            32
CGC Inc. (gypsum)                                      8             7            28            24
Other subsidiaries*                                    4             5            22            24
                                                --------      --------      --------      --------
Total                                                 59            58           261            80
                                                --------      --------      --------      --------

WORLDWIDE CEILINGS:
USG Interiors, Inc.                                    6             7            37            34
USG International                                     (9)           (3)          (13)           (6)
CGC Inc. (ceilings)                                    1             1             5             5
                                                --------      --------      --------      --------
Total                                                 (2)            5            29            33
                                                --------      --------      --------      --------

BUILDING PRODUCTS DISTRIBUTION:
L&W Supply Corporation                                13            11            51            64
                                                --------      --------      --------      --------

Corporate                                            (17)          (16)          (71)          (43)
Chapter 11 reorganization expenses                    (2)           (3)          (14)          (12)
Provisions for impairment and restructuring           --           (42)           --           (33)
Eliminations                                           4             1             2             1
                                                --------      --------      --------      --------
Total USG Corporation                                 55            14           258            90
                                                ========      ========      ========      ========


*Includes USG Mexico, S.A. de C.V., a building products business in Mexico, Gypsum Transportation Limited, a shipping company in Bermuda, and USG Canadian Mining Ltd., a mining operation in Nova Scotia.